Reg. ICA No. 811-
                                                               File No. 333-

AS FILED VIA EDGAR WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER __, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No.               [_]

                          Post-Effective Amendment No.

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                  Amendment No.
                                  -------------


                           DESSAUER GLOBAL EQUITY FUND
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                5 Bay State Court
                                  P.O. Box 1689
                          Orleans, Massachusetts 02653
                          ----------------------------
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code: ____________

                           Susan Penry-Williams, Esq.
                        Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022
                            ------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

                               Thomas P. McIntyre
                           Dessauer Global Equity Fund
                                5 Bay State Court
                                  P.O. Box 1689
                          Orleans, Massachusetts 02653

       Approximate Date of Proposed Public Offering: _____________________

It is proposed that this filing will become effective:

[_] Immediately upon filing pursuant to   [ ]  on ________ __, 1998 pursuant
    paragraph (b)                              to paragraph (b)
[_] 60 days after filing pursuant to      [_]  on (date) pursuant to
    paragraph (a)(1)                           paragraph (a)(1)
[_] 75 days after filing pursuant to      [_]  on (date) pursuant to
    paragraph (a)(2)                           paragraph (a)(2), of rule 485(b).

If appropriate, check the following box:

[X] THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
     SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                              CROSS-REFERENCE SHEET


         (Pursuant to Rule 404 showing location in each form of Prospectus of the responses to the Items in Part A and location in each form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).


                           DESSAUER GLOBAL EQUITY FUND



Item Number
Form N-1A,                                               Statement of Additional
  Part A                 Prospectus Caption                Information Caption
  ------                 ------------------                -------------------

   1(a)                  Front Cover Page                              *

    (b)                  Back Cover Page                               *

   2(a)                  Risk/Return Summary: Investment               *
                         Objective

    (b)                  Investment Strategies                         *

    (c)                  Principal Risks; Bar Chart and                *
                         Performance Table

     3                   Fees and Expenses of the Fund                 *

   4(a)                  Investment Objective, Principal               *
                         Strategies and Related Risk

    (b)                  Investment Strategies                         *

    (c)                  Risks of Investing in Mutual Funds;           *
                         Risks of Investing

     5                   Not Applicable                                *

   6(a)                  Investment Adviser and Investment             *
                         Advisory Agreement

    (b)                  Not Applicable                                *

   7(a)                  Finances - Net Asset Value                    *

    (b)                  Shareholder Guide: Your Account               *
                         with Dessauer Global Equity Fund -
                         Investment Minimums, Pre-
                         Authorized Investment Plan, How to
                         Purchase, Exchange and Sell Shares,
                         Subsequent Investments

    (c)                  Shareholder Guide: Your Account               *
                         with Dessauer Global Equity Fund -
                         Investment Minimums, How to
                         Redeem Shares, Redemption Issues

Item Number
Form N-1A,                                               Statement of Additional
  Part A                 Prospectus Caption                Information Caption
  ------                 ------------------                -------------------

    (d)                  Finances - Net Asset Value,                   *
                         Dividends and Capital Gains
                         Distributions

    (e)                  Finances - Tax Issues                         *

    (f)                  Not Applicable                                *

   8(a)                  Not Applicable                                *

    (b)                  Not Applicable                                *

    (c)                  Not Applicable                                *

     9                   Financial Highlights                          *

                             DESSAUER GLOBAL EQUITY

Item Number
Form N-1A,                                       Statement of Additional
  Part B              Prospectus Caption           Information Caption
  ------              ------------------           -------------------

10                         *                     Front Cover Page

11                         *                     Fund History

12(a)                      *                     Fund History

12(b)                                            Investment Practices and
                                                 Policies

12(c)                      *                     Investment Practices and
                                                 Policies

12(d)                      *                     Investment Practices and
                                                 Policies

12(e)                                            Risk Factors

13(a)-(d)                  *                     Management of the Fund

13(e)                      *                     Not Applicable

14(a)                      *                     Not Applicable

14(b)                      *                     Management of the Fund

14(c)                      *                     Management of the Fund

15(a)                                            Investment Adviser and
                                                 Advisory Agreement

  (b)                      *                     Not Applicable

  (c)                                            Investment Adviser and
                                                 Advisory Agreement

  (d)                      *                     Investment Adviser and
                                                 Investment Advisory
                                                 Agreement

  (e)                      *                     Not Applicable

  (f)                      *                     Not Applicable

  (g)                      *                     Not Applicable

  (h)                      *                     Service Providers

16(a)-(c)                  *                     Portfolio Transactions and
                                                 Brokerage

                           *                     Portfolio Transactions and
                                                 Brokerage

  (d)                      *                     Not Applicable

  (e)                      *                     Not Applicable

17(a)                      *                     Shares of Beneficial Interest

  (b)                      *                     Not Applicable

18(a)                                            Purchasing Shares;
                                                 Additional Purchase and
                                                 Redemption Information

  (b)                      *                     Not Applicable

  (c)                                            Computation of Net Asset
                                                 Value

  (d)                      *                     Not Applicable

19(a)                      *                     Tax Matters

  (b)                      *                     Tax Matters

20(a)                      *                     Not Applicable

  (b)                      *                     Not Applicable

  (c)                      *                     Not Applicable

21(a)                      *                     Not Applicable

  (b)                      *                     Performance Information

22(a)                      *                     Financial Statements

  (b)                      *                     Financial Statements

  (c)                      *                     Financial Statements

*  See Prospectus

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


                                    [GRAPHIC]


PROSPECTUS [DECEMBER __, 1998]


                           DESSAUER GLOBAL EQUITY FUND





THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE SHARES OF THE FUND AS AN INVESTMENT. THE SECURITIES AND EXCHANGE COMMISSION ALSO HAS NOT DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY PERSON WHO TELLS YOU THAT THE SECURITIES AND EXCHANGE COMMISSION HAS MADE SUCH AN APPROVAL OR DETERMINATION IS COMMITTING A CRIME.

TABLE OF CONTENTS

[To Be Added if Needed]

                           DESSAUER GLOBAL EQUITY FUND

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE.

The Dessauer Global Equity Fund's (the "Fund") is a no-load mutual fund with the investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the securities of issuers that it believes are positioned to benefit from growth in the global economy. Generally, the companies in which the Fund invests are traded in the markets of, or will derive a substantial portion of their revenues from business activities within, North America (the U.S. and Canada), Western Europe, Hong Kong and Japan (collectively, the "Major Markets"). Under normal market conditions, the Fund invests at least 65% of its total assets in a portfolio of equity securities of companies located in at least three different countries.

INVESTMENT STRATEGIES.

The Fund takes advantage of economic growth on a global scale by investing in companies with business interests in North America (the United States and Canada), Western Europe, Hong Kong and Japan. In selecting investments, the Fund may take into consideration a company's sector or industry in order to avoid concentrating in any one economic sector or industry.

PRINCIPAL RISKS.

The Dessauer Global Equity Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. You may lose money by investing in this Fund if any of these occur:

o The stock markets of the United States, Canada, Western Europe, Hong Kong or Japan go down
o A stock or stocks in the Fund's portfolio do not perform as well as expected

In addition, the Fund is non-diversified which means that the Fund could have a portfolio with as few as twelve issuers. To the extent that the Fund invests in a small number of issuers, there may be a greater risk of losing money than in a diversified investment company. The Fund, however, intends to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

See "Investment Risks" on page ___ for a more detailed discussion of the risks associated with investing in this Fund.

BAR CHART AND PERFORMANCE TABLE

The following chart demonstrates the risks of investing in the Fund by showing changes in the Fund's performance from May 30, 1997 (the date of inception) through December 31, 1997. Past performance is not an indication of future performance.



                                                                        FEES AND
                                                                     EXPENSES OF
                                                                        THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Dessauer Global Equity Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)

         SHAREHOLDER TRANSACTION EXPENSES
         Sales Charge (Load) Imposed on Purchases                         None
         Dividend Reinvestment and Cash Purchase Plan Fees                None
         ANNUAL EXPENSES
         Shareholder Service Plan                                         0.25%
         Advisory Fees                                                    0.75%
         Administration Fees                                              0.10%
         Other Expenses                                                   0.45%
         Total Annual Expenses                                            1.55%
         Expense Ratio                                                    1.55%


----------------
SHAREHOLDER TRANSACTION EXPENSES represent charges paid when you purchase shares of the Fund.

EXAMPLE OF EXPENSES

         You would pay the following expenses on a $10,000 investment in the Fund, assuming a 5% annual return:

      1 YEAR              3 YEARS             5 YEARS              10 YEARS

      $                   $                   $                    $


The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly. See "Management of the Fund" for more complete descriptions of such costs and expenses.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RELATED RISK

As with all mutual funds, investing in the Fund involves certain risks. We cannot guarantee that the Fund will meet its investment objective or that the Fund will perform as it has in the past. You may lose money if you invest in the Fund.

The Fund may use various investment techniques, some of which involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. To reduce risk, the Fund is subject to certain limitations and restrictions, which are also described in the Statement of Additional Information.

INVESTMENT OBJECTIVE. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the securities of issuers that it believes are positioned to benefit from growth in the global economy. The Fund's investment objective and strategies may be changed without shareholder approval.

INVESTMENT STRATEGIES. Generally, the companies in which the Fund invests will be traded in the markets of, or will derive a substantial portion of their revenues from business activities within, North America (the U.S. and Canada), Western Europe, Hong Kong and Japan (collectively, the "Major Markets"). Under normal market conditions, the Fund will invest at least 65% of its total assets in a portfolio of equity securities of companies located in at least three different countries.

RISKS OF INVESTING IN MUTUAL FUNDS

         The following risks are common to all mutual funds and therefore apply to the Fund:

o MARKET RISK. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

o MANAGER RISK. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

o YEAR 2000 RISK. The Fund or its service providers could be disrupted by problems in their computer systems related to the Year 2000.

RISKS OF INVESTING IN FOREIGN SECURITIES

The following risks are common to mutual funds that invest in foreign securities and therefore apply to the Fund:

o LEGAL SYSTEM AND REGULATION RISK. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

o CURRENCY RISK. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's Net Asset Value is denominated in U.S. Dollars. The exchange rate between the U.S. Dollar and most foreign currencies fluctuates; therefore the

     Net Asset Value of the Fund will be affected by a change in the exchange rate between the U.S. Dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. Dollars.

o STOCK EXCHANGE AND MARKET RISK. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

o EXPROPRIATION RISK. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

RISKS OF INVESTING IN HONG KONG

The following risks are common to all mutual funds that invest in Hong Kong and therefore apply to the portion of the Fund that is invested in Hong Kong to the extent that the Fund invests in securities that give rise to such risks.

o POLITICAL RISKS. In 1984 China and Britain signed the Joint Declaration which allowed for the termination of British rule in Hong Kong on June 30, 1997, but which maintains the previously existing capitalist economic and social system of Hong Kong for 50 years beyond that date. Although China has committed itself by treaty to preserve the economic and social freedoms enjoyed in Hong Kong, the continuation of these freedoms is dependent on the government of China. Also, a small number of companies represent a large percentage of the Hong Kong market. This smaller number can lead to a greater amount of volatility in this market. The following risks should be considered when considering investing in Hong Kong:

          1. that political instability may arise as a result of indecisive leadership;

          2.   that hard line Communist might regain the political initiative;

          3. that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest.

RISKS OF INVESTING IN EUROPE

The following risks are common to all mutual funds that invest in Europe and therefore apply to the portion of the Fund that is invested in Europe to the extent that the Fund invests in securities that give rise to such risks.

o MARKET CONCENTRATION. Many foreign stock markets are more concentrated than the U.S. stock market since a smaller number of companies make up a larger percentage of the market. Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign stock market than a single company or group of companies would on the U.S. stock market.

o THE EURO. In January 1999 the new European common currency, called the Euro, will begin circulation. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. The Euro could fail as a common currency, making those nations return to using their original currencies, which could increase the cost of trade, decrease corporate profits and have other adverse effects.

o PRIVATIZATION RISK. Many European countries are privatizing state run and/or owned companies. There is the risk that this could cause labor unrest and political instability or that those privatization efforts could fail.

RISKS OF INVESTING IN DEBT SECURITIES

The following risks are common to all mutual funds that invest in debt securities and therefore apply to the portion of the Fund that is invested in such debt to the extent that the Fund invests in securities that give rise to such risks:

o INTEREST RATE RISK. The value of a debt security typically decreases when interest rates rise. In general, debt securities with longer maturities are more sensitive to changes in interest rates.

o CREDIT RISK. The issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt.

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

         Dessauer & McIntyre Asset Management, Inc., 5 Orleans Brewster Office Park, Orleans, MA 02653 is the investment manager of the Fund. The Adviser, an investment adviser registered with the SEC, was founded in 1986 and as of ____________, 1998 managed $[ ] million in both U.S. and international assets.

o ADVISORY SERVICES. The Adviser provides the Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund's portfolio at all times subject to the policies set forth by the Board of Trustees. The Adviser identifies and analyzes possible investments for the Fund, determines the amount and timing of such investments and determines the forms of investments. The Adviser also monitors and reviews the Fund's portfolio. For the months of June through December, 1997, the Fund paid a monthly advisory fee calculated at an annual rate of 1% of the Fund's average weekly net assets. During the remainder of the fiscal year, ending March 31, 1998, the Fund paid a monthly advisory fee calculated at an annual rate of .60%. On June 27, 1998, shareholders approved amendments to the Fund's Investment Advisory Agreement to reflect the resignation of Guinness Flight Investment Management, Ltd. as co-manager of the Fund. In addition, shareholders approved a change in the advisory fees from 1.00% to .75%.

o MANAGEMENT OF THE ADVISER. John P. Dessauer and Thomas P. McIntyre are principals of the Adviser and manage the Fund's portfolio. Mr. Dessauer has more than 25 years experience as an investment professional. In the 1970s, Mr. Dessauer was a seniorinvestment officer in Europe for Citibank and was responsible for managing all of Citibank's European money management services for four years. He later served as a member of the investment policy committee of a German private bank in Dusseldorf. Mr. Dessauer has experience in foreign currencies, international stocks and international bonds. He founded John Dessauer's Investor's World, an investment newsletter, in order to bring professional, international money management services within the reach of individual investors. John Dessauer's
     Investor's World is a monthly investor newsletter specializing in international investing with a circulation of approximately [84,000] as of _________, 1998. Mr. Dessauer is also a regular panelist on "Wall Street Week with Louis Rukeyser," and the author of two books on international investing, Passport to Profits and International Strategies for American Investors.

o Mr. McIntyre joined Dessauer in 1989 and became President in 1992. For two years prior to joining Dessauer he served as an assistant treasurer for the National Association of Securities Dealers, Inc. and was responsible for their $84 million fixed-income portfolio. He previously served as Vice President and Controller for a $140 million closed-end equity fund. Mr. McIntyre graduated from Notre Dame University (with high honors) in 1977 with a degree in economics and went on to earn an M.B.A. from Notre Dame in 1979. Mr. McIntyre is a Certified Public Accountant and a Chartered Financial Analyst with over 15 years' experience in financial analysis and portfolio management.

SHAREHOLDER SERVICING PLAN

         The Fund has adopted a Shareholder Servicing Plan whereby it pays the Adviser or other financial institutions for shareholder services and account maintenance, including responding to shareholder inquiries and direct shareholder communications.

Shareholder Guide: Your Account with Dessauer Global Equity Fund
REGULAR-These accounts are taxable           Retirement-These accounts are
                                             generally nontaxable

o    Individual                              o    Roth IRA

o    Joint Tenant                            o    Regular IRA

o    UGMA/UTMA                               o    Rollover IRA

o    Trust+-                                 o    Roth Conversion

o    Corporate                               o    SIMPLE IRA

                                             o    SEP IRA

                                             o    401(k)

                                             o    403 (b)

Investment Minimums. The minimum initial investments are:

                                     Minimum

Regular (New Investor)                                                 [$2,500]
Regular (Dessauer Global Equity Fund Shareholders)                     [$1,000]
Retirement (Roth and Regular)                                          [$1,000]
Gift                                                                     [$250]
Pre-authorized Investment Plan (Initial and Installment payments)        [$100]
         Additional Investments                                          [$250]

We may reduce or waive the minimum investment requirements in some cases.

PRE-AUTHORIZED INVESTMENT PLAN. With a pre-authorized investment plan your personal bank account is automatically debited on a monthly or quarterly basis to purchase shares of a Fund.
You will receive the Net Asset Value (NAV) of the date the debit is made.

HOW TO PURCHASE, EXCHANGE AND SELL SHARES. The Transfer Agent is open from 8 a.m. to 6 p.m. Eastern Standard Time for purchase, redemption and exchange orders. The transfer agent must receive your request by 4 p.m. on a day the New York Stock Exchange is open for business to receive the NAV of that day. If your request is received after 4 p.m. it will be processed the next business day. The phone number you should call for account transaction requests is [(800) 000-0000].

HOW TO PURCHASE AND EXCHANGE SHARES. You may purchase shares of the Fund by mail, wire or auto-buy. A broker may charge you a transaction fee for making a purchase for you.

MAIL (GRAPHIC): To purchase by mail, you should:

o    Complete and sign the account application
o To open a regular account, write a check payable to "Dessauer Global Equity Fund"
o To open a retirement account, write a check payable to the custodian or trustee
o Send your account application and check or exchange request to one of the following addresses:

FOR A BUSINESS REPLY ENVELOPE:                FOR A STAMPED ENVELOPE:
DESSAUER GLOBAL EQUITY FUND                   DESSAUER GLOBAL EQUITY FUND
[                          ]                  [                    ]


FOR AN OVERNIGHT PACKAGE:
National Financial Data Services
ATTN: Dessauer Global Equity Fund
1004 Baltmore
Kansas City, MO 64105-1807

WIRE (GRAPHIC): To purchase by wire, call the Transfer Agent at (800) 000-0000 between 8 a.m. and 6 p.m. Eastern Standard Time on a business day to get an account number and detailed instructions. You must then provide the Transfer Agent with a signed application within 10 business days of the initial purchase. Instruct your bank to send the wire to:

ICAC
ABA #00000000000
Shareholder and Custody Services
DDA # 00000000
ATTN: [Your Name]
(Fund Account Number)

AUTO-BUY. You may purchase additional shares of the Fund by ACH (Automated Clearing House) after you elect the Auto-Buy option on your account. To elect the Auto-Buy option, call the Transfer Agent and request an optional shareholder services form. ACH is similar to the pre-authorized investment plan, except that you may choose the date on which you want to make the purchase. The Transfer Agent must receive a voided check or deposit slip before you may purchase by ACH.

SUBSEQUENT INVESTMENTS. If you are making an additional investment in the Fund, you should include either the stub from a previous confirmation statement or a letter to the Transfer Agent providing your name and account number to ensure that the money is invested in your existing account.

PURCHASE ORDER CUT-OFF. The Transfer Agent may cease taking purchase orders for the Fund at any time when it believes that it is in the best interest of our current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Fund for the short-term when the markets are highly volatile.

HOW TO REDEEM SHARES. You may redeem shares by mail or telephone. Your request must be received by the Transfer Agent by 4 p.m. Eastern Time on a day the New York Stock Exchange is open for business to receive the NAV as of that day. Since some portfolio securities are primarily listed on foreign exchanges, the Fund's net asset value may change on day when you will not be able to purchase or redeem Fund shares. If you redeem through a broker, the broker may charge you a transaction fee. If you purchased your shares by check, you may not redeem the account until the investment has been in the account for 15 calendar days. You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below.

MAIL.  To redeem by mail, please:

o    Provide your name and account number
o    Specify the number of shares or dollar amount
o Sign the redemption request (the signature must be the same as the one on your account application). Make sure all required parties sign the request that is required by the account registration
o Send your request to the appropriate address (above under Purchasing by Mail)

TELEPHONE. You may redeem your shares either in writing or by telephone if you authorized telephone redemption on your account application. To redeem by telephone, call the Transfer Agent at (800) 000-0000 between the hours of 8 a.m. and 6 p.m. on a day the New York Stock

Exchange is open for business. You will receive the NAV for the date your exchange order is received if it is received by 4 p.m. For your protection against fraudulent telephone transactions the Transfer Agent will use reasonable procedures to verify your identity. As long as the Transfer Agent follows these procedures it will not be liable for any loss or cost to you if it acts on instructions to redeem your account that we reasonably believe to be authorized by you. You will be notified if the Transfer Agent refuses any telephone redemption or exchange. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange request my mail or overnight courier.

WIRE. You may have the proceeds of the redemption request wired to your bank account for redemptions of $500 or more. Please provide the name, location, ABA or bank routing number of your bank and your bank account number. Payment will be made within 3 business days after the Transfer Agent receives your written or telephone redemption request. There is a $10 fee for redemption by wire.

SYSTEMATIC WITHDRAWAL PLAN. You may establish a systematic withdrawal plan where you have regular monthly or quarterly payments redeemed from your account and sent to either you or a third party you designate. Payments must be at least $100 and your account must have an account value of at least $1,000. You will receive the NAV on the date of the scheduled withdrawal and will redeem enough full and fractional shares at that NAV to equal the requested withdrawal. You may realize either a capital gain or loss on the withdrawals that must be reported for tax purposes. You may purchase additional shares of a Fund under this plan as long as the additional purchases are equal to at least one year's scheduled withdrawals.

SIGNATURE GUARANTEE. The following redemption requests require a signature guarantee. You can get a signature guarantee from certain banks, brokers, dealers, credit unions, securities exchanges, clearing agencies and savings associations. A notarization and acknowledgment by a notary public is not a signature guarantee:

o Redemptions by corporations, partnerships, trusts or other fiduciary accounts
o Redemption of an account with a value of at least $50,000 if you are making the request in writing (if you have authorized telephone redemption on your account, you may redeem by telephone without a signature guarantee)
o Redemption of an account where proceeds are to be paid to someone other than the record owner
o Redemption of an account where the proceeds are to be sent to an address other than the record address

REDEMPTION ISSUES

o REDEMPTION FEE. There is a redemption fee of [1% ] of the value of the shares being redeemed from the Fund if the shares are redeemed within 60 days of purchase. There will not be a redemption fee if the shares were acquired though reinvestment of distributions. Redemptions are made on a first-in, first-out basis.
o SMALL ACCOUNTS. To reduce Fund expenses, we may redeem an account if the total value of the account falls below $500 due to redemptions. You will be given 30 days' prior written notice of this redemption. During that period you may purchase additional shares to avoid the redemption.

o CHECK CLEARANCE. The proceeds from a redemption request will be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. If the check does not clear, the shareholder will be responsible for the loss. This delay can be avoided by purchasing shares by wire or certified bank checks.

FINANCES

NET ASSET VALUE. The Net Asset Value (NAV) per share of the Fund is determined as of 4:00 p.m. Eastern Standard Time on each day the New York Stock Exchange is open for business. The NAV is calculated by subtracting the Fund's liabilities from its assets and then dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by or under the supervision of the Fund's officers under methods authorized by the Board of Trustees.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. The Fund intends to distribute all or most of its net investment income and net capital gains to shareholders annually.

Your dividends and/or capital gains distributions will be automatically reinvested on the ex-dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more of both full and fractional shares of the Fund. You will be buying those new shares at the NAV per share on the ex-dividend date. You may choose to have dividends and capital gains distributions paid to you in cash. You may authorize this option by calling the Transfer Agent at [(800) 000-0000] and requesting an optional shareholder services form. You must complete the form and return it to the Transfer Agent before the record date in order for the change to be effective for that dividend or capital gains distribution.

BUYING BEFORE A DIVIDEND. If you buy shares of the Fund just before a distribution (on or before the record date), you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." For example, if you bought shares on or before the record date and paid $10.00 per share, and, shortly thereafter, the Fund paid you a dividend of $1.00 per share, then your shares would now be worth $9.00 per share. Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of NAV of the Fund, regardless of whether you reinvested the dividends.

TAX ISSUES. The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Fund generally will not be liable for federal income tax or excise tax based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If the Fund is unable to meet certain Code requirements, it may be subject to taxation as a corporation.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase fund shares) receive from the Fund are considered ordinary income. Part of the distributions paid by the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Fund.

Part of the Fund's investment income may be subject to foreign income taxes that are withheld at the source. If the Fund meets certain requirements under the Code, it may pass through these foreign taxes to shareholders, who may then claim a credit or deduction against their own taxes for their share of foreign taxes paid.

The Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the period since its inception on May 30, 1997. Certain information reflects financial results for a single share of the Fund. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. Ernst & Young LLP has audited this information. Ernst & Young's report along with further detail on the Fund's financial statements are included in the annual report which is available upon request.

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                 May 30, 1997*
                                                                        through
                                                                 March 31, 1998


Net asset value, beginning of period                                 11.88+
                                                                     ------

Income (loss) from investment operations:                              0.10

  Net investment income

  Net realized and unrealized gain (loss) on investments            1.90**+
                                                                    -------

Total from investment operations                                       2.00

Less distributions:

  Dividends from net investment income                               (0.06)

  Distributions from taxable net capital gains                      (0.13)+

Total distributions:                                                (0.19)+

Net asset value, end of period                                      $13.69++

Total return                                                        17.25%++

Net assets, end of period (thousands)                               $82,807

Ratios/supplemental data:                                            1.54%+

Ratio of expenses to average net assets:

Ratio of net investment income to average net assets                 0.99%+

Portfolio turnover rate                                            74.47%++

Average Commission Rate Paid #                                      $0.0135

*   Commencement of the Fund.

** Includes the impact of a $330,000 ($0.06 per share) charge for offering expenses paid pursuant to the terms of the prospectus dated May 30, 1997.

+   Annualized.
++   Not Annualized.
# A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

STATEMENT OF ADDITIONAL INFORMATION. The Statement of Additional Information provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS. The annual and semi-annual reports to shareholders contain additional information about the Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

TO REVIEW OR OBTAIN THIS INFORMATION: The Statement of Additional Information and annual and semi-annual reports are available without charge upon your request by calling Dessauer Global Equity Fund at (800) [ ] or by calling or writing a broker-dealer or other financial intermediary that sells the Fund. This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC's World Wide Web site at [ ]. In addition, this information may be obtained for a fee by writing or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549- 6009, telephone (800) SEC-0330.

                              PURCHASE APPLICATION

                                   TO BE ADDED

                       STATEMENT OF ADDITIONAL INFORMATION


                           DESSAUER GLOBAL EQUITY FUND
                                5 BAY STATE COURT
                                  P.O. BOX 1689
                             ORLEANS, MASSACHUSETTS  02653


                                December __ 1998

This Statement is not a prospectus but should be read in conjunction with the current prospectus dated December __, 1998 (the "Prospectus"), pursuant to which the Fund is offered. Please retain this document for future reference.


To obtain the Prospectus please call the FUND at 1-800-[   ]



                                TABLE OF CONTENTS
                                                                            Page
[NOT YET ADDED INTO DOCUMENT]


Manager
Dessauer & McIntyre Asset Management, Inc.

Administrator,
Investment Company Administration Corporation

Custodian
Investors Bank and Trust Company

Transfer Agent and Dividend Paying Agent
National Financial Data Services

Counsel
Kramer, Levin, Naftalis & Frankel

Independent Accountants
Ernst & Young LLP

                   ORGANIZATION OF DESSAUER GLOBAL EQUITY FUND

         Dessauer Global Equity Fund (the "Fund") is a non-diversified open-end management investment company commonly known as a mutual fund. The Fund was organized in Delaware on June 27, 1986 as a closed-end fund with an Automatic Conversion Provision and converted to an open-end fund on December __, 1998.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's investment advisory agreements with Dessauer & McIntyre Asset Management, Inc. (the "Adviser"), the agreement with Investors Bank and Trust Company ("IB&T") as the custodian, the agreement with National Financial Data Services as transfer agent, the agreement with Investment Company Administration Corporation ("ICAC") as the administrator. The day-to-day operations of the Fund are delegated to the officers, subject to the investment objective and policies of the Fund and to the general supervision of the Board of Trustees.

         The Trustees and principal executive officers of the Fund and their principal occupations are noted below. The address of each individual is c/o Dessauer & McIntyre Asset Management, Inc., 5 Bay State Court, P.O. Box 1689, Orleans, Massachusetts 02653.

                              POSITIONS HELD                   PRINCIPAL OCCUPATIONS
 NAME AND AGE                 WITH REGISTRANT                    DURING PAST 5 YEARS
 ------------                 ---------------                    -------------------
John P. Dessauer, 62          Chairman, Trustee          Chairman, Dessauer & McIntyre Asset
                                                         Management, Inc.

Thomas P. McIntyre, 42        President, Trustee         President, Dessauer & McIntyre Asset
                                                         Management, Inc.

Max A. Fischer, 61            Trustee                    Independent Financial Consultant.

Ingrid R. Hendershot, 40      Trustee                    President, Hendershot Investments; Vice
                                                         President, Financial Analyst, Growth Stock
                                                         Outlook, Inc.

Kevin Melich, 57              Trustee                    Partner, Chartwell Investment Partners; Portfolio
                                                         Manager, Delaware Investment Advisers

J. Brooks Reece, 51           Trustee                    Vice President, Sales & Marketing, Adcole
                                                         Corporation; Trustee, Guinness Flight Investment
                                                         Funds

         The annual compensation of the Trustees is noted below.


      NAME OF PERSON               AGGREGATE          PENSION OR RETIREMENT          ESTIMATED                TOTAL COMPENSATION
                                 COMPENSATION          BENEFITS ACCRUED AS            ANNUAL                         FROM
                                   FROM FUND        PART OF THE FUND EXPENSES        BENEFITS               FUND AND FUND COMPLEX
                                                                                  UPON RETIREMENT              PAID TO TRUSTEES
John P. Dessauer........              --                        --                      --                            --
Thomas P. McIntyre......              --                        --                      --                            --
Max A. Fischer..........            $5,000                      --                      --                          $5,000
Ingrid R. Hendershot....            $5,000                      --                      --                          $5,000
Kevin Melich............            $5,000                      --                      --                          $5,000
J. Brooks Reece.........            $5,000                      --                      --                          $5,000


              INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

         ADVISORY AGREEMENT. Under the terms of its investment advisory agreement (the "Advisory Agreement"), the Fund pays all of its expenses (other than those expenses specifically assumed by the Adviser) including the costs incurred in connection with its registration under the Securities Act and the 1940 Act; printing of the prospectus distributed to shareholders; taxes or governmental fees; brokerage commissions; custodial, transfer and shareholder servicing agents; expenses of outside counsel and independent accountants; preparation of shareholder reports; and expenses of Trustee and (shareholder meetings). The Adviser may from time to time, subject to the Board of Trustees approval, contract with other service providers to perform support services that aid in managing the assets of the Fund.

         The Fund's Advisory Agreement was approved initially by the Board of Trustees (including the affirmative vote of all the Trustees who were not parties to the Agreement or interested persons of any such party) on May 23, 1997. The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Fund's Board of Trustees or by the investment adviser or by holders of a majority of the Fund's outstanding shares. The Advisory Agreement will continue for two years from its effective date and from year to year thereafter, provided it is approved, at least annually, in the manner stipulated in the 1940 Act. The 1940 Act requires that the Advisory Agreement and any renewal thereof be approved by a vote of the majority of the Fund's Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

         Pursuant to the Advisory Agreement, the Fund pays Dessauer a monthly fee calculated at an annual rate of .75% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Fund. To the extent it should do so, it may seek reimbursement of such deferred fees and absorbed expenses after they discontinue this practice. For the period ended _________, 1998 the Fund paid ___ dollars in advisory fees.

         MANAGEMENT OF THE ADVISER. John P. Dessauer and Thomas P. McIntyre are principals of the Adviser. Together they own 100% of the common stock of the Adviser and are therefore "Control Persons" as defined in the 1940 Act.

         PRINCIPAL SHAREHOLDERS. As of ___________, 1998, the Directors and Officers of the Fund as a group owned less than 1% of the Fund's outstanding shares. As of September 1, 1998, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of the Fund.

                                SERVICE PROVIDERS

         ICAC will supervise administration of the Fund pursuant to an administration agreement with the Fund. As of the date of this Prospectus, ICAC acts as administrator of registered investment companies with total assets of approximately $_________. Under the administration agreement, ICAC will supervise the administration of all aspects of the Fund's operations, including the Fund's receipt of services for which the Fund is obligated to pay, provide the Fund with general office facilities, and provide, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively. Those persons, as well as certain employees and trustees of the Fund, may be directors, officers, or employees of ICAC and its affiliates. For these services and facilities, the Fund has agreed to pay ICAC a monthly fee at an annual rate of
 .10% of the average weekly net assets of the Fund.

         National Financial Data Services ________________________ serves as the Transfer Agent of the Fund. The Transfer Agent provides recordkeeping services for the Fund and its shareholders. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian of the Fund. The custodian holds the securities, cash and other assets of the Fund. Ernst & Young LLP, 5l5 South Flower Street, Los Angeles, CA 90071 serves as the Fund's independent accountants. The independent accountants will audit the financial statements and the financial highlights of the Fund, as well as provide reports to the trustees. Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to the Fund.


                        INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES.

         Although the Fund will not have a general limit as to the types of securities which it can purchase, most of the Fund's investments will be in marketable common stocks or marketable securities convertible into common stocks. Such securities may be traded on an exchange or in the over-the-counter market. Securities other than common stock or securities convertible into common stock may be held from time to time, but the Fund normally will not invest in fixed income securities except for defensive purposes or to temporarily employ uncommitted cash balances. At times it may become necessary for the Fund to take a temporary defensive position which may be inconsistent with the Fund's principal investment strategy in order to respond to adverse market economic, political, or other conditions. If such measures are deemed necessary the Fund may not achieve its investment objective.

INVESTMENT POLICIES.

         In pursuing its investment objective, the Fund does not intend to lend portfolio securities or invest in illiquid or restricted securities. In addition, the Fund will observe a non-fundamental policy of not investing for the purpose of exercising control over management, even though it may take substantial positions in securities of small companies and in certain circumstances this may result in the acquisition of such control. Such circumstances could arise, for example, when existing controlling persons of an issuer dispose of their holdings to larger groups or to the public or where an issuer defaults to the Fund on its obligations pursuant to the provisions of a purchase agreement or instrument governing the rights of a senior security held by the Fund.

         The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this policy will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund.

                             INVESTMENT RESTRICTIONS

         Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the Fund's investment restrictions set forth in their entirety. The Fund may not:

                  1. (a) With respect to 50% of its assets, invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government) and may not purchase more than 10% of the outstanding voting securities of a single issuer.

                           (b) With respect to the other 50% of its assets, invest more than 25% of the market value of its total assets in a single issuer.

                           These two restrictions, hypothetically, could give rise to a portfolio with as few as 12 issuers. To the extent that the Fund's assets are invested in a small number of issuers, there may be a greater risk in an investment in the Fund than in a diversified investment company. In addition, the Fund may not:

                  2. Borrow money or issue senior securities or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets from a bank (i) for temporary or emergency purposes, including to meet redemption requests, (ii) for such short-term credits necessary for the clearance or settlement of the transactions, (iii) to pay dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code.

                  3. Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. Government Securities.

                  4. Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments, and foreign currencies; securities which are secured by real estate or commodities; and securities of companies which invest or deal in real estate or commodities.

                  5. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

                           Changes in the market value of securities in the Fund's portfolio generally will not cause the Fund to violate these investment restrictions unless any failure to satisfy these restrictions exists immediately after the acquisition of any security or other property and is wholly or partly the result of such acquisition.

                                  RISK FACTORS

         The Fund should be considered as an investment for only a portion of an investor's assets and not as a complete investment program. Investors should carefully consider the following risk factors described below before investing in the Fund:

ECONOMIC AND POLITICAL FACTORS AFFECTING FOREIGN COUNTRIES

         In the course of investment in foreign countries, the Fund may be exposed to the direct or indirect consequences of political, social and economic changes in one or more countries. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency appreciation or depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. These economies may also be dependent upon international trade and, as a result, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         The possibility exists in some, if not all, foreign countries of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of those countries or the value of the Fund's investments in the countries. It may be difficult for a company operating in a foreign country to obtain and enforce a legal judgment outside of the United States. In emerging countries in particular, there is increased risk of hyperinflation, currency devaluation and government intervention in the economy in general.

FOREIGN CURRENCY CONSIDERATIONS

         The Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of the Fund's investments. The Fund will also incur costs in connection with conversions between various currencies.

         Although the Fund is authorized to use various investment strategies to hedge currency exchange rate risk, many of these strategies may not initially be used by the Fund to a significant extent. The Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward, futures or options contracts to purchase or sell foreign currencies. The use of forwards, futures and options contracts entails certain special risks. The variable degree of correlation between exchange rate movements of futures contracts and exchange rate movements of the related portfolio position of the Fund, for example, could create the possibility that losses on the hedging instrument would be greater than gains in the value of the Fund's position. In addition, forwards, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund may not be able to close out a transaction without incurring substantial losses. Although the use of forwards, futures and options transactions for hedging would tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it could limit any potential gains that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

         Some of the income received by the Fund may be in foreign currencies. The Fund will, however, compute and distribute its income in U.S. dollars, and the computation of income will be made on the date on which the income is earned by the Fund at the foreign exchange rate in effect on that date. As a result, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the receipt of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, could have an adverse effect on the Fund's performance.

TRADING MARKETS IN FOREIGN COUNTRIES

         Trading volume in certain foreign country securities markets is substantially less than that in the securities markets of the United States or other developed countries. In addition, securities of some companies located in foreign countries will be less liquid and more volatile than securities of comparable U.S. companies. Commissions for trading on foreign country stock exchanges are generally higher than commissions for trading on U.S. exchanges, although the Fund will seek the most favorable net results on its portfolio transactions and may, in certain instances, be able to purchase its portfolio investments on stock exchanges on which commissions are negotiable. Further, some foreign markets are subject to less government supervision and regulation of the securities markets and their participants and have significantly smaller capitalization as compared to the U.S. markets. Investments in certain foreign markets are also likely to experience delays in settlement of securities transactions. Clearing and registration of securities transactions in certain countries are subject to significant risks not associated with investments in the U.S. and other more developed markets.

         Companies in certain foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, less information about a foreign company may be available than about a U.S. publicly-traded company. When a foreign issuer's financial statements are not deemed to reflect accurately its financial situation, the Adviser may take additional steps to evaluate the proposed investment. These steps may include an on-site inspection of the company, interviews with its management and consultations with accountants, bankers and other specialists. In certain cases, financial statements must be developed or verified by these specialists. In addition, government supervision and regulation of foreign stock exchanges, brokers and listed companies is generally less than in the United States.

REPATRIATION; INVESTMENT CONTROLS

         Foreign investment in certain countries may be restricted or controlled to varying degrees by local or national governments. These restrictions or controls at times may include the requirement of governmental approval for the repatriation of investment income or the proceeds of sales of securities by foreign investors. Certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain countries may also restrict investment opportunities in issuers in industries deemed important to national interests. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Indirect foreign investment in the securities of companies listed and traded on the stock exchanges in emerging countries may be permitted by certain of these countries in certain instances through investment funds that have been specifically authorized.

FOREIGN TAXATION

         Dividends, interest and capital gains received by the Fund may be subject to withholding and other taxes imposed by foreign countries, whose taxes would reduce the return to the Fund on those securities; this reduction may not be recoverable by the Fund or its shareholders. See "Tax Matters."

PORTFOLIO TURNOVER RISK

         The Fund may trade actively and frequently to achieve the Fund's goals. This may result in higher income and capital gains distributions, which would increase your tax liability. Frequent trading may also increase the Fund's costs which would affect the Fund's performance over time.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund will be made by the Adviser. The Adviser is authorized to allocate the orders placed by it on behalf of the Fund to such brokers who also provide research or statistical material, or other services to the Fund or the Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Investment Advisers will report on such allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis thereof. In addition, the Adviser may consider sales of shares of the Fund as a factor in the selection of unaffiliated brokers to execute portfolio transactions for the Fund, subject to the requirements of best execution.

         In selecting a broker to execute each particular transaction, the Investment Advisers will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is justified reasonably by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Adviser for the Fund's use a commission for effecting a portfolio investment transaction in excess of the commission another broker would have charged for effecting the same transaction. The Adviser must determine in good faith, however, that the commission was reasonable in relation to the value of the research service provided by such broker with respect to the particular transaction or the Adviser's ongoing responsibilities with respect to the Fund.


                            ALLOCATION OF INVESTMENTS

         The Adviser has other advisory clients, that have investment objectives similar to the Fund's investment objective. As such, there will be times when the Adviser may recommend purchases and/or sales of the same portfolio securities for the Fund and their other clients. In such circumstances, it will be the policy of the Adviser to allocate purchases and sales among the Fund and their other clients in a manner which the Adviser deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or amount of a security purchased by the Fund.


                         COMPUTATION OF NET ASSET VALUE

         The net asset value of the Fund is determined at 4:00 p.m. New York time, on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in the Fund securities to affect materially the net asset value per share of the Fund. The Fund will be closed on New Years Day, Presidents' Day, Martin Luther King, Jr.'s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         The Fund will invest in foreign securities, and as a result, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees. Portfolio securities of the Fund that are traded both on an exchange and in the over-the-counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation. (For securities traded on the New York Stock Exchange, the valuation will be the last reported sales price as of the close of the Exchange's regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the over-the-counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board of Trustees. As of the date of this Statement of Additional Information, such securities will be valued by the latter method. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees of the Fund.

         Money market instruments with less than 60 days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board of Trustees determines during such 60 day period that this amortized cost value does not represent fair market value.

         All liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


                                PURCHASING SHARES

         Investors will be permitted to purchase shares from the Fund's transfer agent or from other selected securities brokers or dealers. A buyer whose purchase order is received by the transfer agent before the close of trading on the NYSE, currently 4:00 p.m. Eastern time, will acquire shares at the net asset value determined as of that day. A buyer whose purchase order is received by the transfer agent after the close of trading on the NYSE will acquire shares at the net asset value set as of the next trading day. A broker may charge a transaction fee for the purchase.

         The Fund may further reduce or waive the minimums for certain retirement and other employee benefit plans; for the Adviser's employees, clients and their affiliates; for advisers or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Fund.

         [The Fund has instituted a Shareholder Servicing Plan permitting payment of up to 0.25% per annum of the Fund's average daily net assets. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its distributor.]


                                REDEEMING SHARES

         Investors are permitted to redeem shares through the transfer agent of the Fund or from other selected securities brokers or dealers. A shareholder whose redemption order is received by the Transfer Agent before the close of trading on the NYSE, currently 4:00 p.m. Eastern time, will redeem shares at the net asset value set as of that day. A shareholder whose redemption order is received by the Transfer Agent after the close of trading on the NYSE will redeem shares at the net asset value set as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.


                    SHARES OF BENEFICIAL INTEREST IN THE FUND

         The Fund is authorized to issue 50 million shares of beneficial interest, par value $.01 per share. Each share has equal voting, dividend, distribution, and liquidation rights. The shares have no preemptive, conversion, or cumulative voting rights.

         Shares entitle the holders to one vote per share. The shareholders have certain rights, as set forth in the Bylaws of the Fund, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Fund reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as a shareholder of the Fund, however, the Fund does not presently contemplate making such redemptions and the Fund will not redeem any shares held in tax-sheltered retirement plans.


                                   TAX MATTERS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY.

         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

         Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during the year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

         The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, for tax years beginning after December 31, 1997, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3) and
(4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain or unrealized appreciation in the value of assets held by the Fund distributions of such amounts to the shareholder will be taxable in the manner described above, although economically they constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions and the proceeds of redemption of shares, paid to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on a sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends, and any gains realized upon a sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

         In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


                             PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

                  P(1 + T)^n = ERV

         Where    P = a  hypothetical  initial  payment  of  $1,000
                  T =  average annual total return
                  n = number of years (1, 5 or 10)
                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

         In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

         The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.

         In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                ab
                                  YIELD =   2[(( +1)^61]
                                                cd

     Where:     a =   dividends and interest earned during the period.
                b =   expenses accrued for the period (net of reimbursements).
                c =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends.
                d =   the maximum offering price per share on the last day
                      of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            PART C. OTHER INFORMATION

ITEM 23.     EXHIBITS

            (a)(1)  Certificate of Trust. (1)

            (a)(2)  Trust Instrument. (2)

            (b) By-laws. (3) filed as Exhibit 99.2B to Pre-effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 filed electronically on May 29, 1997 (accession number 0000950148-97-001593 and incorporated herein by reference.

            (c)     None.

            (d)     Investment   Advisory   Agreement  between   Registrant  and
                    Dessauer and McIntyre Asset Management, Inc. is filed herewith.

            (e) Underwriting Agreement between the Registrant and Wheat First Securities, Inc. filed as Exhibit 99.2H to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 filed electronically on May 29, 1997 (accession number 0000950148-97-001593) and is incorporated herein by reference.(4)

            (f)     None.

            (g) Form of Custodian Agreement between Registrant and Investors Bank & Trust Company. (5) filed as Exhibit 99.2A to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 filed electronically on May 29, 1997 (accession number 0000950148-97-001593) and incorporated herein by reference.

            (h)(1) Form of Registrar, Transfer Agency and Service Agreement by and between the Registrant and State Street Bank and Trust Company. Filed as Exhibit EX-99.2K(2) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 filed electronically on May 29, 1997 (accession number 000050148-97-001593) and incorporated herein by reference.

            (h)(2) Form of Administration Agreement by and between Registrant and Investors Company Administration Corp. filed as Exhibit 99.2J to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 filed electronically on May 29, 1997 (accession number 000050148-97-001593).

            (i)(1) Opinion of Kramer, Levin, Naftalis & Frankel as to legality of securities being registered to be filed by amendment.

            (i)(2) Opinion of Morris, Nichols, Arsht & Tunnell to be filed by amendment.

            (j)(1) Consent of Kramer, Levin, Naftalis & Frankel, Counsel for the Registrant, is filed herewith.

            (j)(2) Consent of Ernst & Young LLP, Independent Auditors for the Registrant, is filed herewith.

            (k) Annual Report for the fiscal year ended March 31, 1998 is incorporated by reference from the Rule 30D filing made by the Registrant on May 27, 1998 (accession number 0000927356-98 000907).

            (l)     Agreement   between  the   Registrant   and  Dessauer  Asset
                    Management, Inc. dated May 23, 1997 in consideration for providing the initial capital is filed herewith.

            (m)     None

            (n)     None

            (o)     None


            (1) Filed as Exhibit 99.2A to Registrant's Registration Statement on Form N-2 filed electronically on July 3, 1996, (accession number 0000922423-96-000307) and incorporated herein by reference.


            (2) Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 filed electronically on May 29, 1997, (accession number 0000950148-97-000153) and incorporated herein by reference.


            (3) Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 filed electronically on May 29, 1997, (accession number 0000950148-97-000153) and incorporated herein by reference.
                    (4) Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 filed electronically on May 29, 1997, accession number 0000950148-97-000153 and incorporated herein by reference.
                    (5) Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 filed electronically on May 29, 1997, accession number 0000950148-98-000153 and incorporated herein by reference.

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

               None.

ITEM 25.          INDEMNIFICATION

         (a) "Subject to the exceptions and limitations contained in Subsection 10.02(b):

               (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

               (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

               (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

           (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this
           Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Dessauer & McIntyre Asset Management, Inc. provides management services to the Registrant. To the best of the Registrant's knowledge, no director or officer has held at any time during the past two fiscal years or been engaged for his own account or in the capacity of director, officer, employee, partner or trustee in any other business, profession, vocation or employment of a substantial nature.

ITEM 27.            PRINCIPAL UNDERWRITERS

         (a)  First  Fund   Distributors,   Inc.,  the  Registrant's   principal
underwriter, also acts as the principal underwriter for the following investment companies:

                  (1) Jurika & Voyles Fund Group;
                  (2) RNC Mutual Fund Group, Inc.;
                  (3) PIC Investment Trust;
                  (4) Hotchkis & Wiley Funds;
                  (5) Masters' Select Equity Fund;

                  (6) O'Shaughnessy Funds Inc.;
                  (7) Professionally Managed Portfolios;
                             -  Avondale Total Return Fund
                             -  Osterweis Fund
                             -  Perkins Opportunity Fund
                             -  Pro Conscience Women's Equity Mutual Fund
                             -  Academy Value Fund
                             -  Trent Equity Fund
                             -  Leonetti Balanced Fund
                             -  Lighthouse Growth Fund
                             -  U.S. Global Leaders Growth Fund
                             -  Boston Managed Growth Fund
                             -  Harris Bretall & Sullivan & Smith Growth Fund
                             -  Pzena Growth Fund
                             -  Titan Investment Trust
                  (8)   Rainier Investment Management Mutual Funds;
                  (9)   Kayne Anderson Mutual Funds;
                  (10) The Purisima Total Return Fund;
                  (11) Advisor's Series Trust;
                             -  American Trust Allegiance Fund
                             -  Information Tech 100 Mutual Fund
                             -  Kaminski Poland Fund
                             -  Ridgeway Helms Millenium Fund

         (b) The following information is furnished with respect to the officers
and  directors  of  First  Fund  Distributors,   Inc.,   Registrant's  principal
underwriter:


Name and Principal             Position and Offices with   Position and Offices
Business Address               Principal Underwriter       with Registrant
----------------               ---------------------       ---------------

Robert H. Wadsworth            President/Treasurer         Assistant Treasurer
4455 East Camelback Road
Suite 261E
Phoenix, AZ  85014

Steven J. Paggioli             Vice President/Secretary    Secretary
479 West 22nd Street
New York, NY 10011

Eric M. Banhazl                Vice President              Treasurer
2020 East Financial Way
Suite 100
Glendora, CA  91741


         (c) not applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         The  accounts,  books or other  documents  required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Investment Company Administration Corporation, 2020 East Financial Way, Suite 100, Glendora, CA 91741, except for those maintained by the Funds' Custodian.


ITEM 29. MANAGEMENT SERVICES

         Not applicable.


ITEM 30. UNDERTAKINGS

         (1) Registrant undertakes to furnish each person to whom a prospectus is delivered, a copy of the Fund's latest annual report to shareholders which will include the information required by Item 5A, upon request and without charge.

         (2) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees if requested to do so by the holders of at least 10% of the Registrant's outstanding voting securities, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on this 18th day of September, 1998.


                                        DESSAUER GLOBAL EQUITY FUND


                                        By: /s/ Thomas P. McIntyre
                                        --------------------------
                                                 President



           Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                      Title           Date


   /s/ John P. Dessauer                Treasurer         September 18, 1998
---------------------------------                        ------------------
       John P. Dessauer


   /s/ Thomas P. McIntyre              Trustee           September 18, 1998
---------------------------------                        ------------------
       Thomas P. McIntyre


* /s/  Max A. Fischer                  Trustee           September 18, 1998
---------------------------------                        ------------------
       Max A. Fischer


* /s/  Ingrid R. Hendershot            Trustee           September 18, 1998
---------------------------------                        ------------------
       Ingrid R. Hendershot


* /s/  Kevin Melich                    Trustee           September 18, 1998
-----------------------------                            ------------------
       Kevin Melich.


* /s/  J. Brooks Reece, Jr.            Trustee           September 18, 1998
------------------------------                           ------------------
       J. Brooks Reece, Jr.


* /s/ Susan J. Penry-Williams
-----------------------------
  By Susan J. Penry-Williams
       Attorney-in-Fact

                                 EXHIBIT INDEX

EX-99.SharehldrSrvAg                     Shareholder Servicing Agreement

EX-99.AdvisoryAgrmnt                     Advisory Agreement

EX-99.Counselconsent                     Consent of Kramer, Levin, Naftalis
                                         & Frankel, Counsel for the Registrant

EX-99.Auditorconsent                     Consent of Ernst & Young LLP,
                                         Independent Auditors for the Registrant